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                                               As filed pursuant to Rule 497
                                               Registration No. 333-24349


                                   PROSPECTUS

                               HOTCHKIS AND WILEY
                                 VARIABLE TRUST

                                     [LOGO]

HOTCHKIS AND WILEY VARIABLE TRUST (THE "TRUST") IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY HAVING FOUR SEPARATE DIVERSIFIED PORTFOLIOS (THE "FUNDS"), EACH OF WHICH IS A SEPARATE MUTUAL FUND. THE FUNDS ARE INVESTMENT VEHICLES FOR VARIABLE ANNUITY CONTRACTS AND/OR VARIABLE LIFE INSURANCE CONTRACTS ISSUED BY PARTICIPATING INSURANCE COMPANIES.


EQUITY INCOME
VIP PORTFOLIO
Seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in domestic equity securities.


INTERNATIONAL
VIP PORTFOLIO
Seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests in international equity securities.

TOTAL RETURN BOND
VIP PORTFOLIO
Seeks to maximize long-term total return. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years.

LOW DURATION
VIP PORTFOLIO
Seeks to maximize total return, consistent with preservation of capital. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to three years.

This Prospectus provides you with the basic information you should know before investing in any of the Funds. You should read it and keep it for future reference. A Statement of Additional Information dated February 1, 1998, containing additional information about the Trust and each Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may obtain a copy of the Statement of Additional Information without charge by calling the Trust at 800-236-4479 or writing the Trust at 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in a Fund's shares involves risk, including the possible loss of principal.

Shares of the Funds are not offered to the general public but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance contracts.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

There can be no assurance that the investment objective of any Fund will be achieved.

HOTCHKIS AND WILEY VARIABLE TRUST
725 South Figueroa Street, Suite 4000,
Los Angeles, California 90017
800-236-4479
Investment Advisor: Hotchkis and Wiley
Distributor: Princeton Funds Distributor, Inc.

FEBRUARY 1, 1998
AS SUPPLEMENTED SEPTEMBER 14, 1998

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                               TABLE OF CONTENTS
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
INVESTMENT OBJECTIVES AND POLICIES.....................     3
SECURITIES AND TECHNIQUES USED BY THE FUNDS............     7
INVESTMENT RISKS.......................................    13
PRINCIPAL INVESTMENT RESTRICTIONS......................    15
ORGANIZATION AND MANAGEMENT............................    15
PURCHASE AND REDEMPTION OF SHARES......................    18
DIVIDENDS AND TAX STATUS...............................    19
NET ASSET VALUE........................................    20
PERFORMANCE INFORMATION................................    20
GENERAL INFORMATION....................................    21
APPENDIX -- DESCRIPTION OF RATINGS.....................    22

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                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

GENERAL

Each Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that any objective will be met. For a discussion of certain risks associated with investment in the Funds, including their use of derivatives, see "Investment Risks" on page 13.

HOTCHKIS AND WILEY, a division of Merrill Lynch Asset Management L.P. (the "Advisor"), acts as investment advisor to each Fund.

THE EQUITY INCOME VIP PORTFOLIO

The investment objective of the EQUITY INCOME VIP PORTFOLIO is to provide current income and long-term growth of income, accompanied by growth of capital.

The EQUITY INCOME VIP PORTFOLIO will attempt to achieve its objective by investing in equity securities. In selecting investments for the Fund, the Advisor focuses on securities that it believes to have superior values. In arriving at this determination, the Advisor will generally seek securities of companies that have such characteristics as earnings yield at least 3% greater than the yield on long-term bonds, dividend yield which exceeds the composite yield on the securities comprising the Standard & Poor's Index of 500 Common Stocks ("S&P 500"), and overall financial strength.

Under normal market conditions, the EQUITY INCOME VIP PORTFOLIO will invest at least 80% of its total assets in income-producing equity securities issued by companies with a record of earnings and dividends. The remainder of its portfolio may be invested in securities of companies which pay no dividends or interest but have potential for growth unrecognized by the market or changes in business or management that indicate possible growth.

The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants. Any such convertible securities to be invested in by the Fund will be rated investment grade or, if unrated, be of comparable quality in the opinion of the Advisor, provided, however, that the Fund may invest up to 5% of its net assets in convertible securities rated at least B by Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality in the opinion of the Advisor. "Investment grade" means the debt securities have been rated at least (i) Baa by Moody's or BBB by S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps"); (ii) A-2 by S&P, Prime-2 by Moody's, F-2 by Fitch or D-2 by Duff & Phelps for short-term obligations; or (iii) of comparable quality as determined by the Advisor in the case of unrated securities. All ratings are determined at the time of investment. See the Appendix for a description of ratings.

Securities rated Baa are considered by Moody's to have speculative characteristics. For Baa/BBB rated securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB or Baa are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of their obligations and are commonly known as "junk bonds." See "Investment Risks -- Risks of Investing in Fixed-Income Securities" on page 13. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities.

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Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the sale of the security, but the Advisor will consider such an event in determining whether the Fund should continue to hold the security in its portfolio.

For liquidity purposes and pending investment of cash receipts, the Fund may invest in short-term (i.e., maturing or due in one year or less from date of purchase) investment grade debt securities of the U.S. Government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

When adverse market or economic conditions indicate to the Advisor that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations.

The EQUITY INCOME VIP PORTFOLIO can invest on a "global" basis, although it is not required to. See "Securities and Techniques Used by the Funds -- Foreign Securities" on page 8.

THE INTERNATIONAL VIP PORTFOLIO

The investment objective of the INTERNATIONAL VIP PORTFOLIO is to provide current income and long-term growth of income, accompanied by growth of capital. The Fund will attempt to achieve its objective by investing at least 65% of its total assets in equity securities in at least three non-U.S. markets. Ordinarily, the Fund will invest in equity securities issued by companies located in some or all of the developed foreign equity markets. These markets generally include 15 markets in Europe as well as Australia, New Zealand, Japan, Hong Kong, Singapore, Malaysia, Canada and South Korea. There are risks associated with investment in foreign securities, as described under "Investment Risks -- Risks of Investing in Emerging Market and Other Foreign Securities" on page 13.

In selecting investments for the Fund, the Advisor will, in general, use the same criteria as those used in selecting investments for the EQUITY INCOME VIP PORTFOLIO; that is, it will focus on securities that it believes have superior values. The Advisor will generally seek equity securities of companies in each country that have such characteristics as dividend yield greater than the local market average; earnings yield at least three percentage points greater than the country's 10-year government bond yield (or low price-to-earnings ratios relative to the local market), and financial strength.

Under normal market conditions, the INTERNATIONAL VIP PORTFOLIO will invest at least 80% of its total assets in income-producing equity securities issued by companies with a record of earnings and dividends. The remainder of its portfolio may be invested in securities of companies which pay no dividends or interest, but have potential for growth unrecognized by the market or changes in business or management that indicate possible growth. The Fund will not invest in foreign fixed-income securities with a maturity in excess of one year.

The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants. Any such convertible securities will be securities of an issuer having an outstanding issue of debt securities rated at least A by Moody's or S&P or, if unrated, be of comparable quality in the opinion of the Advisor.

For liquidity purposes and pending investment of cash receipts, the Fund may invest in short-term investment grade debt securities of the U.S. Government, its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high quality commercial paper, demand notes and repurchase agreements.

When adverse market or economic conditions indicate to the Advisor that a temporary defensive strategy is appropriate, the Fund may invest all or part of its assets in short-term investment grade debt obligations.

THE INTERNATIONAL VIP PORTFOLIO may purchase foreign currency options or enter into forward foreign currency exchange contracts for the purpose of hedging against

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the effect that currency fluctuations will have on the value of Fund assets or liabilities. See "Securities and Techniques Used by the Funds -- Other Derivative Instruments" on page 12.

THE FIXED-INCOME FUNDS:

THE TOTAL RETURN BOND VIP PORTFOLIO

The investment objective of the TOTAL RETURN BOND VIP PORTFOLIO is to maximize long-term total return. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Advisor believes to be relatively undervalued. The Advisor views bonds to be any interest-bearing security that obligates the issuer to pay the bondholder specified sums of money on specified dates and generally requires the issuer to repay the principal amount of the loan at maturity.

THE LOW DURATION VIP PORTFOLIO

The investment objective of the LOW DURATION VIP PORTFOLIO is to maximize total return, consistent with preservation of capital. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to three years. The total rate of return for this Fund is expected to exhibit less volatility than that of a longer duration fixed-income fund such as the TOTAL RETURN BOND VIP PORTFOLIO.

INVESTMENT POLICIES OF THE FIXED-INCOME FUNDS

The TOTAL RETURN BOND VIP PORTFOLIO and the LOW DURATION VIP PORTFOLIO (the "FIXED-INCOME FUNDS") will attempt to achieve their objectives by investing in the following types of securities which may be issued by domestic or foreign entities: (i) U.S. Government securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate commercial paper; (iv) mortgage- and other asset-backed securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs");
(v) variable and floating rate debt securities (including inverse floaters);
(vi) structured debentures, bonds and notes; (vii) bank certificates of deposit;
(viii) fixed time deposits and bankers' acceptances; (ix) repurchase agreements, reverse repurchase agreements and dollar rolls; (x) preferred stock of issuers whose assets consist of mortgage-backed securities of U.S. Government agencies;
(xi) debt securities that are convertible into or exchangeable for equity securities ("convertible securities"); (xii) obligations of foreign governments or their subdivisions, agencies and instrumentalities; (xiii) obligations of international agencies (such as the Agency for International Development) or supranational entities; and (xiv) municipal obligations. There is no limitation on the percentage of a Fund's assets that may be committed to any of these types of securities, except to the extent that a security may be deemed to be illiquid. See "Securities and Techniques Used by the Funds" on page 7.

Under normal circumstances, the TOTAL RETURN BOND VIP PORTFOLIO will invest at least 70% of its net assets in debt instruments rated at least investment grade. For a description of "investment grade" see "THE EQUITY INCOME VIP PORTFOLIO." Up to 15% of the TOTAL RETURN BOND VIP PORTFOLIO's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized rating agencies or, if unrated, of comparable quality in the opinion of the Advisor.

Securities rated Baa are considered by Moody's to have speculative characteristics. For Baa/BBB rated securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB or Baa are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of their obligations and are commonly known as "junk bonds." See "Investment Risks -- Risks of Investing in Fixed-Income Securities" on page 13.

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Under normal circumstances, the LOW DURATION VIP PORTFOLIO will invest at least
70% of its net assets in securities rated at least: (i) A by Moody's, S&P, Fitch or Duff & Phelps; (ii) A-2 by S&P, Prime-2 by Moody's, F-2 by Fitch or D-2 by Duff & Phelps for short-term debt obligations; or (iii) of comparable quality as determined by the Advisor in the case of unrated securities. Up to 10% of the LOW DURATION VIP PORTFOLIO's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized rating agencies or, if unrated, of comparable quality in the opinion of the Advisor. The remainder of the LOW DURATION VIP PORTFOLIO's investments will be rated Baa or BBB by at least one of these rating agencies or, if unrated, of comparable quality in the opinion of the Advisor.

After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated. This would not require the sale of the issue, but the Advisor will consider such an event in determining whether the Fund should continue to hold the security in the portfolio.

Each of the FIXED-INCOME FUNDS may invest up to 15% of its net assets in emerging market foreign securities, which are generally considered to be of a credit quality below investment grade.

Each of the FIXED-INCOME FUNDS may invest up to 25% of its total assets in securities of foreign issuers that are denominated in U.S. dollars. Investment by these Funds in securities of foreign issuers that are not denominated in U.S. dollars will be limited to a maximum of 15% of each FIXED-INCOME FUND'S total assets. See "Securities and Techniques Used by the Funds -- Foreign Securities" on page 8.

The FIXED-INCOME FUNDS each invest in a diversified portfolio of fixed-income securities with a different portfolio "duration." Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in price of a debt security relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.

For any fixed-income security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. A Fund's computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that a particular portfolio duration will at all times be achieved by the Fund.

Duration is used in the management of the FIXED-INCOME FUNDS as a tool to measure interest rate risk. For example, a Fund with a 2-year duration would be expected to change in value 2% for every 1% move in interest rates. Assuming an expected average duration of 2 years for the LOW DURATION VIP PORTFOLIO, a 1% decline in interest rates would cause the Fund to gain 2% in price; likewise, a 1% rise in interest rates would produce a decline of 2% in the Fund's price. Assuming an expected average duration of 4.5 years for the TOTAL RETURN BOND VIP PORTFOLIO, a 1% decline in interest rates would cause the Fund to gain 4.5% in price; likewise, a 1% rise in interest rates would produce a decline of 4.5% in the Fund's price. Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the net asset value of the Funds and may be correlated with changes in interest rates. These factors can exacerbate swings in the Funds' share prices during periods of volatile interest rate changes.

For a more detailed discussion of duration, see "Investment Objectives and Policies -- Duration" in the Statement of Additional Information.

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                  SECURITIES AND TECHNIQUES USED BY THE FUNDS
--------------------------------------------------------------------------------

The following provides a summary of the securities and techniques used by the Funds. The Statement of Additional Information contains more detailed information about these investments and the risks associated with them.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes, bonds and component parts of notes or bonds (including the principal of such obligations or the interest payments scheduled to be paid on such obligations). U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by FNMA, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Among the U.S. Government securities that may be purchased by the FIXED-INCOME FUNDS are certain "mortgage-backed securities" of GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA. See the discussion of "Mortgage-Related Securities" on page 11.

MUNICIPAL OBLIGATIONS

The FIXED-INCOME FUNDS may invest in municipal obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their agencies and instrumentalities.

Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), backed by the revenues from a specific project or the credit of a private organization ("revenue obligations") or issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities ("private activity bonds"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. Others are not backed by escrowed securities, insurance, letters of credit or other credit enhancements.

The FIXED-INCOME FUNDS' investments in municipal obligations may include fixed, variable or floating rate general obligations, revenue obligations, and other obligations, including municipal lease obligations; resource recovery obligations; certificates of participation; inverse floaters; instruments with demand features, tender option bonds and standby commitments; private activity obligations; zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue or bond anticipation notes; tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the Statement of Additional Information for a further discussion of these obligations.

The FIXED-INCOME FUNDS may invest a portion of the value of their assets in municipal obligations which

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are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities. Examples of these include securities the interest on which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the FIXED-INCOME FUNDS may be subject to greater risk compared to funds that do not follow this practice.

CORPORATE AND OTHER OBLIGATIONS
Each Fund may invest in corporate debt securities, variable and floating rate debt securities and corporate commercial paper in the rating categories described above. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates.

The FIXED-INCOME FUNDS may invest in structured debentures and structured notes, which are hybrid instruments with characteristics of both bonds and swap agreements. Like a bond, these securities make regular coupon payments and generally have fixed principal amounts. However, the coupon payments are typically tied to a swap agreement which can be affected by changes in a variety of factors such as exchange rates, the shape of the yield curve and foreign interest rates. Because of these factors, structured debentures and structured notes can display price behavior that is more volatile than and often not correlated to other fixed-income securities.

The FIXED-INCOME FUNDS may also invest in inverse floaters and tiered index bonds. An inverse floater is a type of derivative that bears a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate of the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Tiered index bonds are also a type of derivative instrument. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate on the tiered index bond will decrease. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates. The market for inverse floaters and tiered index bonds is relatively new. These corporate debt obligations may have characteristics similar to those of mortgage-related securities, but corporate debt obligations, unlike mortgage-related securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment.

ASSET-BACKED SECURITIES
The FIXED-INCOME FUNDS may invest in securities whose principal and interest payouts are backed by, or supported by, any of various types of assets. These assets most typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures.

FOREIGN SECURITIES
Each Fund may invest in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; and foreign currencies may be stronger or weaker than the U.S. dollar. The Advisor believes that the ability to invest abroad will enable the Funds to take advantage of these differences when they are favorable.

Fixed-income securities that may be purchased by the INTERNATIONAL and FIXED-INCOME FUNDS include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities, or by supranational entities that have been constituted by the governments of several countries to promote

                                        8
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economic development, such as The World Bank and The Asian Development Bank.
Foreign investment in certain foreign government debt is restricted or controlled to varying degrees.

The FIXED-INCOME FUNDS may invest in fixed-income securities of issuers located in emerging foreign markets. Such markets generally include every country in the world other than the U.S., Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Singapore, South Korea and most Western European countries. From time to time, emerging markets have offered the opportunity for higher returns but involve a higher level of risk. Accordingly, the Advisor believes that the FIXED-INCOME FUNDS' limited ability to invest in emerging markets throughout the world may enable the Funds to obtain a wider range of attractive investment opportunities. Emerging market securities include securities issued or guaranteed by governments, their agencies, instrumentalities or central banks ("sovereign debt"); securities of issuers organized and operated to restructure the investment characteristics of sovereign debt; securities of banks and other business entities; and securities denominated in or indexed to currencies of emerging markets. These securities include "Brady Bonds," which afford emerging market countries a means to restructure their outstanding commercial bank debt. Foreign governmental issuers of debt or the governmental authorities that control repayment of the debt may be unable or unwilling to repay principal or pay interest when due and all or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Emerging market securities are generally considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized rating agency. The Advisor seeks to reduce the risk associated with emerging market securities by limiting the amount of such securities held by the Funds, by the depth of its own credit analysis, and evaluation of political, economic, currency and other factors that may be pertinent.

There are risks in investing in emerging market and other foreign securities. See "Investment Risks -- Risks of Investing in Emerging Market and Other Foreign Securities" on page 13.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements involving U.S. Government securities with commercial banks or broker-dealers, whereby the seller of a security agrees to repurchase the security on an agreed-upon date in the future. While each Fund intends to be fully "collateralized" as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults, there may be possible delays and expenses in liquidating the securities subject to the repurchase agreement, a decline in their value and loss of interest.

REVERSE REPURCHASE AGREEMENTS

The FIXED-INCOME FUNDS may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Funds for purposes of the percentage limitations applicable to borrowings.

DOLLAR ROLLS

The FIXED-INCOME FUNDS may use dollar rolls as part of their investment strategy. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same type and coupon) on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position

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

or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

The FIXED-INCOME FUNDS will establish a segregated account with the custodian in which they will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to their obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. If the buyer of the securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Funds, subject to their limitations on borrowings.

BORROWING
As a fundamental policy, the EQUITY INCOME and INTERNATIONAL VIP PORTFOLIOS may borrow money, but only from banks for temporary or emergency purposes in amounts not exceeding 10% of each Fund's total assets. The FIXED-INCOME FUNDS may borrow for temporary, emergency or investment purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. This is the speculative factor known as leverage.

LOANS OF PORTFOLIO SECURITIES
For the purpose of achieving income, the FIXED-INCOME FUNDS may lend their portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.

WHEN-ISSUED SECURITIES
The INTERNATIONAL VIP PORTFOLIO and the FIXED-INCOME FUNDS may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also establish a segregated account with its custodian in which it will hold cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

SHORT SALES AGAINST-THE-BOX
Each Fund may make short sales of securities (i.e., sales of securities the Fund does not own) or maintain a short position only if (i) at all times when the short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (a short sale "against-the-box") and (ii) not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

REAL ESTATE INVESTMENT TRUSTS
Each Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

MORTGAGE-RELATED SECURITIES
The FIXED-INCOME FUNDS may invest in mortgage-related securities, including mortgage pass-through securities and collateralized mortgage obligations. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). For a discussion of certain risks associated with investment in mortgage-related securities, including their volatility, see "Investment Risks -- Risks of Investing in Fixed-Income Securities" on page 13.

Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

CMOs, including CMOs that have elected to be treated as REMICs, are hybrid instruments with characteristics of both bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of securities guaranteed by GNMA, FHLMC or FNMA or of mortgage pass-through securities created by non-governmental issuers. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals, stripped mortgage-backed securities, variable rate securities (including inverse floaters), or tiered index bonds and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities are derivative, multi-class mortgage securities. The FIXED-INCOME FUNDS may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than expected prepayments of principal, the yield on POs could be materially adversely affected. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The FIXED-INCOME FUNDS also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund's limit on illiquid securities.

CMOs and other mortgage-related securities that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities for purposes of applying a Fund's diversification tests. Generally, the entity that has the ultimate responsibility for the payment of interest and principal on a security is deemed to be the issuer of an obligation.

OTHER DERIVATIVE INSTRUMENTS
In addition to the asset-backed securities and mortgage-related securities (including tiered index bonds and inverse floaters) which may be purchased only by the FIXED-INCOME FUNDS, all Funds may utilize certain other financial instruments whose performance is derived from the performance of an underlying asset ("derivatives"). The Funds may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund will maintain segregated accounts consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under options, futures contracts and swap agreements to avoid leveraging of the Fund. See "Investment Risks -- Risks of Using Certain Derivatives" on page 14.

The Funds may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into forward foreign currency exchange contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. A Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin deposits on the Fund's futures positions and premiums paid for options thereon would exceed 5% of the liquidation value of the Fund's total assets. There is no other percentage limitation on a Fund's use of options, futures and options thereon, except for the limitation on foreign currency option contracts described below.

Also, the Funds may enter into interest rate, index and currency exchange rate swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. In a standard swap agreement, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or investments. Swap agreements are subject to the Funds' overall limit that no more than 15% of net assets may be invested in illiquid securities, and a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

The Funds may purchase foreign currency options or enter into forward foreign currency exchange contracts for the purpose of hedging against the effect that currency fluctuations will have on the value of Fund liabilities, such as known or expected redemptions or the payment of any declared dividends. No Fund will enter into foreign currency option contracts if the premiums on such options exceed 5% of the Fund's total assets. See "Investment Objectives and Policies -- Derivative Instruments" in the Statement of Additional Information.

STATE INSURANCE REGULATION
Each Fund provides an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of participating life insurance companies ("Participating Insurance Companies"). Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to a Fund, the Fund may be limited in its ability to engage in such techniques and to manage its investments with the flexibility provided herein. It is each Fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of Participating Insurance Companies are offered.

                                INVESTMENT RISKS
--------------------------------------------------------------------------------

The investment practices described above involve certain risks. The net asset value of any of the Funds may increase or decrease for many reasons. These include changes in the market prices of portfolio securities. This means an investor's price may be worth more or less at redemption than at the time of purchase. The following provides a summary of the more significant risks associated with investing in the Funds. The Statement of Additional Information contains more detailed information about these investments and the risks that are associated with them.

RISKS OF INVESTING IN EMERGING MARKET AND OTHER FOREIGN SECURITIES
Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (i) currency devaluations and other currency exchange rate fluctuations; (ii) political uncertainty and instability; (iii) more substantial government involvement in the economy; (iv) higher rates of inflation; (v) less government supervision and regulation of the securities markets and participants in those markets; (vi) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (vii) greater price volatility; (viii) substantially less liquidity and significantly smaller capitalization of securities markets; (ix) absence of uniform accounting and auditing standards;
(x) generally higher commission expenses; (xi) delay in settlement of securities transactions; and (xii) greater difficulty in enforcing shareholder rights and remedies.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES
The Funds which invest in fixed-income securities are subject primarily to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in bond price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund.

The FIXED-INCOME FUNDS may invest in mortgage- and asset-backed securities. The yield characteristics of mortgage- and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The FIXED-INCOME FUNDS may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest only ("IO") and principal only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade. Certain of the stripped mortgage- and asset-backed securities held by the Funds are considered to be illiquid under guidelines established by the Trustees.

Reverse repurchase agreements and dollar rolls, which the FIXED-INCOME FUNDS may enter into, involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. If the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

The FIXED-INCOME FUNDS and, to a limited extent, the EQUITY INCOME VIP PORTFOLIO may invest a portion of their assets in non-investment grade debt securities, commonly referred to as "junk bonds." Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

RISKS OF USING CERTAIN DERIVATIVES
Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Advisor's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Advisor's ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or segregate securities in connection with hedging transactions. The loss from investing in futures transactions is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options thereon in which a Fund may invest. See "Investment Objectives and Policies -- Derivative Instruments" in the Statement of Additional Information.

                       PRINCIPAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

Each Fund is subject to certain investment restrictions which are fundamental policies. Fundamental policies are those that cannot be changed without the approval of a majority (as defined in the 1940 Act) of that Fund's outstanding voting securities. Each Fund's investment objective is a fundamental policy. Among its restrictions, a Fund may not: (i) with respect to 75% of its total assets, invest more than 5% of its total assets (determined at the time of investment) in securities of any one issuer (other than U.S. Government securities); (ii) with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer; or (iii) invest more than 25% of its total assets (determined at the time of investment) in one or more issuers having their principal business activities in a single industry. Additional information about each Fund's investment restrictions is contained in the Statement of Additional Information. It is the position of the Securities and Exchange Commission that open-end investment companies such as the Funds should not make certain investments if thereafter more than 15% of the value of their net assets would be invested in illiquid securities. As a matter of operating policy (though not a fundamental policy), the Funds limit such investments to no more than 15% of the value of their net assets. The investments in this 15% limit include: (i) those which are restricted, i.e., those which cannot freely be sold for legal or contractual reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and (iii) repurchase agreements having a maturity of more than seven days. The 15% limitation does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.

                          ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------

ORGANIZATION AND VOTING RIGHTS
Each Fund is a newly established diversified series of Hotchkis and Wiley Variable Trust (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on February 4, 1997. The Trust's Board of Trustees decides on matters of general policy and reviews the activities of the Advisor, and the Trust's officers conduct and supervise the daily business operations of the Trust. Each Fund is a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares and classes within series.

Generally, the Funds will not hold an annual meeting of shareholders unless required by the 1940 Act. Shareholders have one vote per share owned. Matters submitted to shareholders must be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interests of each Fund in the matter are identical or the matter does not affect a Fund. At the request of the holders of at least 10% of the shares, the Trust will hold a meeting to vote on the removal of a Trustee, which can occur by a vote of a majority of the outstanding shares. Ten shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communications to all other shareholders.

The rights accompanying Fund shares are legally vested in the separate accounts. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. For a further discussion, please refer to the insurance company's separate account prospectus.

THE INVESTMENT ADVISOR
HOTCHKIS AND WILEY, located at 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017, acts as investment advisor to the Funds and generally administers the affairs of the Trust. The Advisor is a division of Merrill Lynch Asset Management, L.P. Subject to the direction and control of the Board of Trustees, the Advisor supervises and arranges the purchase and sale of securities held in the portfolios of the Funds.

For the services of the Advisor to the EQUITY INCOME VIP PORTFOLIO and the INTERNATIONAL VIP PORTFOLIO, the Trust, under separate Investment Advisory Agreements between the Trust and the Advisor, pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.75% of each Fund's average daily net assets. This fee is higher than that paid by most mutual funds, but does not reflect the reimbursement of certain of the Funds' expenses as described below.

Under the Investment Advisory Agreement relating to the TOTAL RETURN BOND VIP PORTFOLIO, the Trust pays a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund's average daily net assets.

Under the Investment Advisory Agreement relating to the LOW DURATION VIP PORTFOLIO, the Trust pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.46% of the Fund's average daily net assets.

In addition to the fee payable to the Advisor, each Fund is responsible for its operating expenses including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trust's Trustees other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian and any subcustodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incident to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

Although not required to do so, the Advisor has agreed to reimburse the EQUITY INCOME VIP PORTFOLIO to the extent necessary so that its regular annual operating expenses will not exceed 1.15% of the Fund's average daily net assets. The Advisor has agreed to reimburse the INTERNATIONAL VIP PORTFOLIO to the extent necessary so that its regular annual operating expenses will not exceed 1.35% of the Fund's average daily net assets. The Advisor has agreed to reimburse the TOTAL RETURN BOND VIP PORTFOLIO to the extent necessary so that its regular annual operating expenses will not exceed 0.65% of the Fund's average daily net assets. The Advisor has agreed to reimburse the LOW DURATION VIP PORTFOLIO to the extent necessary so that its regular annual operating expenses will not exceed 0.58% of the Fund's average daily net assets. The Advisor will give shareholders at least 30 days' notice of any decision to change this reimbursement policy.

SUBADVISORS
The Advisor has entered into a subadvisory agreement with Mercury Asset Management International and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisors that are subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations and other investment related services to be provided to the INTERNATIONAL VIP PORTFOLIO at rates of compensation as may be agreed by the parties. There is no increase in the aggregate fees paid by this Fund for such services.

THE DISTRIBUTOR
Princeton Funds Distributor, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is the Funds' distributor.

THE ADMINISTRATOR
Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator to the Trust pursuant to a Fund Administration Servicing Agreement.

PORTFOLIO MANAGERS
The portfolio managers have responsibility for the day-to-day management of the Funds' portfolios.

EQUITY INCOME VIP PORTFOLIO
The current portfolio managers of the EQUITY INCOME VIP PORTFOLIO are Gail Bardin and Sheldon Lieberman. Ms. Bardin is a managing director of the Advisor and has served as a portfolio manager of the Advisor since 1988. Mr. Lieberman joined the Advisor in 1994. Prior to joining the Advisor, Mr. Lieberman was the Chief Investment Officer for the Los Angeles County Employees Retirement Association. Ms. Bardin and Mr. Lieberman have served as portfolio managers of the Fund since its inception.

INTERNATIONAL VIP PORTFOLIO
The current portfolio managers of the INTERNATIONAL VIP PORTFOLIO are Sarah Ketterer, Harry Hartford and David Chambers. Ms. Ketterer is a managing director of the Advisor. Prior to joining the Advisor, Ms. Ketterer was with Bankers Trust Company as an Associate from 1987 to 1990 and a Financial Analyst with Dean Witter Reynolds from 1983 to 1985. Prior to joining the Advisor, Mr. Hartford was with the Investment Bank of Ireland as a Senior Manager, International and Global Equities, from 1985 to 1994. Mr. Chambers has been associated with Mercury Asset Management International in London since July 1998. Prior to joining the Advisor, Mr. Chambers was with Baring Asset Management, Inc. as Senior Vice President, Global Equities from 1992 to 1995 and Baring Brothers, London, England as Assistant Director, Corporate Finance from 1990 to 1991. Ms. Ketterer and Messrs. Hartford and Chambers have served as portfolio managers to the Fund since its inception.

FIXED-INCOME FUNDS
The current portfolio managers of the FIXED-INCOME FUNDS are Roger DeBard, Michael Sanchez and John Queen. Mr. DeBard is a managing director of the

Advisor and has served as a portfolio manager of the Advisor since 1985. Mr. Sanchez joined the Advisor in August 1996 as a portfolio manager. Prior to joining the Advisor, Mr. Sanchez was with Provident Investment Counsel as a Senior Vice President and portfolio manager from 1991 to 1995 and with ARCO Investment Management Company as Director of Fixed Income Investments from 1988 to 1991. Mr. Queen joined the Advisor in 1997 as a portfolio manager. Prior to joining the Advisor, Mr. Queen was associated with the Capital Group as a member of an analyst team responsible for $3 billion in fixed-income assets. They have served as portfolio managers for each FIXED-INCOME FUND since its inception.

                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Investors may not purchase or redeem shares of the Funds directly, but only through variable annuity contracts and variable life insurance policies offered through the separate accounts of Participating Insurance Companies. Investors should refer to the prospectus of the Participating Insurance Company's separate account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for the applicable contract or policy and how to redeem monies from the applicable contract or policy.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Funds are effected on business days only. Orders for the purchase of shares of a Fund are effected at the net asset value per share next calculated after an order is received in proper form by the Fund or its designee so long as payment for the shares is received by the end of the next business day. Redemptions are effected at the net asset value per share next calculated after receipt in proper form of a redemption request by a Fund or its designee. For purposes of the purchase and redemption of shares of the Funds, the separate account of a Participating Insurance Company shall be a designee of the Fund for receipt of requests for purchase and redemption, and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of such requests in accordance with applicable requirements on the next following business day. Separate accounts must transmit purchase and redemption orders promptly. Payment for redemptions will be made by the Funds within seven days after the request is received. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

The Funds do not assess any sales charges or redemption fees. Mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. The Participating Insurance Companies are required to describe these fees in the prospectuses for the contracts or policies.

Shares of the Funds may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by Participating Insurance Companies. The Funds currently do not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material irreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the separate accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Funds assume no responsibility for such prospectuses.

Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by a Participating Insurance Company for which the Advisor may make payments out of its own resources.

                            DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

The discussion of the federal income taxation of the Funds and their distributions is for general information only. Purchasers of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies should refer to the prospectuses of those contracts or policies for additional tax information.

The EQUITY INCOME VIP PORTFOLIO expects to declare and pay income dividends quarterly; the INTERNATIONAL VIP PORTFOLIO expects to declare and pay income dividends semi-annually; and the FIXED-INCOME FUNDS expect to declare and pay income dividends monthly.

Distributions from net realized short-term gains, if any, and distributions from any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) realized through October 31st of each year and not previously paid out will be paid out after that date; each Fund may also pay supplemental distributions after the end of the Trust's fiscal year. Dividends and distributions are paid in full and fractional shares of each Fund based on the net asset value per share at the close of business on the record date, unless the shareholder requests, in writing to the Trust, payment in cash. The Trust will notify each shareholder after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

Each Fund will be treated as a separate entity for federal tax purposes. The Funds intend to elect to qualify and remain qualified as regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, each Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year which it distributes to its shareholders provided that at least 90% of its net investment income earned in the fiscal year is distributed.

A segregated asset account upon which a variable annuity contract or variable life insurance policy is based must meet certain diversification tests set forth in the Code and U.S. Treasury regulations. If, as is intended, each Fund meets these tests and complies with certain other conditions, a segregated asset account investing solely in shares of a Fund will also be deemed to meet these diversification requirements. However, a failure of a Fund to qualify as a regulated investment company or to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such accounts to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual costs of life insurance, if any, provided under such policy).

Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund will be exempt from current federal income taxation to the extent that such distributions accumulate in an individual's variable annuity contract or an individual's variable life insurance contract.

The Code provides for a dividends-received deduction (the "deduction") applicable to corporations, including insurance companies. Special provisions are contained in the Code as to the eligibility of dividends for the deduction. The basic test under the Code for determining the extent to which the dividends paid by each Fund are eligible for the deduction is the extent to which the Fund's income is derived from qualifying dividends received from domestic corporations. See "Dividends and Tax Status" in the Statement of Additional Information for additional information about the deduction.

Dividends and interest received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, and foreign countries generally do not impose taxes on capital gains on investments by foreign investors. If more than 50% of the value of the INTERNATIONAL VIP PORTFOLIO'S total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may elect to enable shareholders of the Fund to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by the Fund.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value per share of each Fund is determined on each day that the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), except on days on which no orders to purchase, sell or redeem shares have been received or days on which changes in the value of a Fund's portfolio securities do not materially affect the net asset value. The net asset value per share is the value of a Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund's portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. See "Net Asset Value" in the Statement of Additional Information for further information.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Each Fund's performance may be quoted in advertising, shareholder reports and other communications in terms of yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yield and total rates of return fluctuate in response to market conditions and other factors, and the value of an investor's shares when redeemed may be more or less than their original cost.

Each Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

Each Fund may provide annualized "yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds can be purchased only through a variable annuity contract or variable life insurance policy, a prospective purchaser should carefully review the prospectus of the variable annuity contract or variable life insurance policy he or she has chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Funds. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Funds.

All data included in performance advertisements will reflect past performance and is not indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

                              GENERAL INFORMATION
--------------------------------------------------------------------------------

The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. While Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

Common expenses incurred by the Trust are allocated among the Funds based upon
(i) relative net assets; (ii) as incurred on a specific identification basis; or
(iii) evenly among the Funds, depending on the nature of the expenditure.

Except for (i) changes which do not adversely affect the rights of Trust shareholders; (ii) a change in the name of the Trust, or a series or class thereof; (iii) authorization of a new series or class; (iv) changes to supply any omission or correct any ambiguous or defective provision; or (v) changes required by any federal or state or similar regulatory authority or required by the Code to eliminate or reduce any federal, state or local taxes which may be payable by a Fund or its shareholders, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of at least 67% of the Trust's outstanding shares at a meeting at which more than 50% of its outstanding shares are present in person or represented by proxy. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

The Trust's custodian is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and its subcustodian for foreign securities is The Chase Manhattan Bank, N.A., Four Chase MetroTech Center, Brooklyn, New York 11245.

As of the date of this Prospectus, the Advisor owned all of the outstanding shares of the TOTAL RETURN BOND VIP PORTFOLIO and the EQUITY INCOME VIP PORTFOLIO, and 61% of the outstanding shares of the LOW DURATION VIP PORTFOLIO.

                       APPENDIX -- DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE
----------------------------------------------------------
BOND RATINGS:

"AAA" -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"AA" -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A" -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

"BAA" -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"BA" -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

----------------------------------------------------------
SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"PRIME-1" -- Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

"PRIME-2" -- Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

----------------------------------------------------------
MUNICIPAL BOND RATINGS:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities, but having neither a variable rate nor demand feature. Factors used in determining ratings include liquidity of the borrower and short-term cyclical elements.

STANDARD & POOR'S
RATINGS GROUP
----------------------------------------------------------
BOND RATINGS:

"AAA" -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA" -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

"A" -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB" -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

----------------------------------------------------------
COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1" -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

"A-2" -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

----------------------------------------------------------
MUNICIPAL BOND RATINGS:

S&P uses SP-1, SP-2 and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

FITCH INVESTORS SERVICE, INC.
----------------------------------------------------------
BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA" -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A" -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB" -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

"B" -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

PLUS (+) MINUS (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.
----------------------------------------------------------
SHORT-TERM DEBT RATINGS:

"F-1+" -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1" -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2" -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

DUFF & PHELPS
CREDIT RATING CO.
----------------------------------------------------------
BOND RATINGS:

The following summarizes the ratings used by Duff & Phelps for long-term debt:

"AAA" -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA+," "AA," "AA-" -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A+," "A," "A-" -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB+," "BBB," "BBB-" -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

"BB+," "BB," "BB-" -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

"B+," "B," "B-" -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
----------------------------------------------------------
SHORT-TERM DEBT RATINGS:

"D-1+" -- Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1" -- Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1-" -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" -- Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                    HOTCHKIS
                                       AND
                                      WILEY
                                 VARIABLE TRUST

                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                         LOS ANGELES, CALIFORNIA 90017
                                 800.236.4479

                               INVESTMENT ADVISOR
                               Hotchkis and Wiley
                            725 South Figueroa Street
                                   Suite 4000
                          Los Angeles, California 90017

                                  LEGAL COUNSEL
                            Gardner, Carton & Douglas
                             321 North Clark Street
                             Chicago, Illinois 60610

                                   INDEPENDENT
                                   ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                            100 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                   DISTRIBUTOR
                        Princeton Funds Distributor, Inc.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                  ADMINISTRATOR
                          CUSTODIAN AND TRANSFER AGENT
                              Firstar Trust Company
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202


              You should rely only on the information contained in
             the Prospectus when deciding whether to invest. No one
              is authorized to provide you with information that is
               different. The Funds are not offered or sold in any
              jurisdiction where offers or sales would be unlawful.




                                   PROSPECTUS


                               FEBRUARY 1, 1998
                      (AS SUPPLEMENTED SEPTEMBER 14, 1998)

                                     [LOGO]

                                    HOTCHKIS
                                      AND
                                     WILEY
                                 VARIABLE TRUST

                                 EQUITY INCOME
                                 VIP PORTFOLIO

                                 INTERNATIONAL
                                 VIP PORTFOLIO

                               TOTAL RETURN BOND
                                 VIP PORTFOLIO

                                  LOW DURATION
                                 VIP PORTFOLIO


                     HOTCHKIS AND WILEY: INVESTMENT ADVISOR